EXHIBIT 10.1


                           MEMORANDUM OF UNDERSTANDING


               This MEMORANDUM OF UNDERSTANDING (this "Memorandum") dated as of December 22, 1998, sets forth the mutual and binding understanding of Barry S. Major (the "Executive") regarding the material terms of employment of Executive by Nebraska Book Company, Inc. (the "Company"). For good and fair value and consideration, the parties agree as follows:

o       POSITION:

        Executive shall be employed as Chief Operating Officer of the Company.

o       TERM:

        The term of Executive's employment hereunder (the "Term") shall be from the date hereof to March 31, 2001, unless extended or earlier terminated in accordance with this Memorandum or otherwise by agreement of the parties. The Term shall be automatically extended for additional periods of one year each unless either party gives at least 120 day prior written notice to the other of the intention to terminate the Executive's employment hereunder at the end of the then current Term.

o       BASE SALARY:

        Executive will be paid a base salary at the rate of $200,000 per annum. Increases in base salary for Executive shall be determined by the Board of Directors of the Company (the "Board") after due consideration of the recommendation of the Chief Executive Officer of the Company (the "CEO"). Increases in base salary thereafter shall be determined annually in the same manner.

o       SIGNING BONUS:

        Executive shall receive a Signing Bonus of $60,000 within ten days of the mutual execution of this Memorandum.

o       INCENTIVE BONUSES:

        Executive shall be afforded the opportunity to earn an Incentive Bonus with respect to each of fiscal years 2000 and 2001 based upon the attainment of financial objectives established by the Board (or a committee thereof), following consideration of the recommendation of the CEO.

o       STOCK OWNERSHIP:

        Executive shall purchase 4,765 shares of the Common Stock (the "Purchased Shares") of NBC Acquisition Corp. ("NBC Acquisition") for $250,000. The Executive shall pay for the Purchased Shares by delivery of $25,000 to NBC Acquisition and a Note in the principal amount of $225,000 in the form attached hereto as Appendix A.

o       STOCK OPTIONS:

        Executive shall be granted options (the "Original Options") to purchase 9,530 shares of the Common Stock of NBC Acquisition. The Original Options shall have an exercise price of $52.46722 per share. The Original Options shall be exercisable as to 25% of the shares covered thereby on March 31, 1999, and shall be exercisable as to an additional 25% of the shares covered thereby on each of March 31, 2000, 2001 and 2002, subject to Executive's continued employment with the Company on such anniversary dates. Customary terms and conditions shall apply to the Original Options.

        For each of fiscal years 2000 and 2001, Executive shall be granted additional options to acquire a number of shares of Common Stock of NBC Acquisition to be determined by the Board, subject to the achievement by the Company of annual performance targets to be established by the Board. The additional options shall have an exercise price equal to the fair market value per share as of the date of grant. Each additional option shall be exercisable as to 25% of the shares covered thereby on the date of grant and shall become exercisable as to an additional 25% of the shares covered thereby on each of the first three anniversaries of the date of grant of such option, subject to Executive's continued employment with the Company on such anniversary dates. Customary terms and conditions shall apply to such additional options.

o       TAG-ALONG AND DRAG-ALONG RIGHTS:

        In the event of a sale of the majority of the common stock of NBC Acquisition, all shares of Common Stock of NBC Acquisition owned by Executive (including shares hereafter acquired) shall be subject to tag-along and drag-along rights, entitling and obligating Executive to sell his shares ratably with, and on the same terms and conditions as, other selling shareholders.

o       NON-TRANSFERABILITY OF STOCK:

        Other than the sale described above, Executive shall not sell, transfer, pledge or convey any Common Stock or options of NBC Acquisition other than (i) for estate planning purposes, to a family trust or family partnership for the benefit of immediate members of the Executive's family, (ii) upon Executive's death, to his estate, (iii) upon Executive's disability or (iv) after an initial public offering of Common Stock of NBC Acquisition, subject in each case (except iv) to the tag-along and drag-along provisions of the immediately preceding paragraph.

o       TERMINATION OF EMPLOYMENT PRIOR TO THE EXPIRATION OF TERM:

        -Termination by the Company without "cause": Executive entitled to (i) continued payment of base salary for 12 months, (ii) payment of Incentive Bonus when otherwise due in respect of year of termination, prorated through date of termination, and (iii) continuation for 12 months of any health, life insurance and disability insurance benefits provided to the Executive immediately before such termination.

        -Death/Disability: Executive entitled to (i) payment of base salary through the date of termination plus an additional six (6) months, and
        (ii) payment of Incentive Bonus when otherwise due in respect of year of termination, prorated through date of termination.

       -Executive voluntary resignation or termination by Company for "cause":
       Executive entitled to payment of base salary through date of termination.

       -Cause Defined: "Cause" shall mean the Executive willfully neglects his duties hereunder, is convicted of any felony or misdemeanor involving moral turpitude, is guilty of gross misconduct in connection with the performance of his duties hereunder, or materially breaches affirmative or negative covenants or undertakings hereunder (including under Appendix A).

o      NON-COMPETITION AND CONFIDENTIALITY AGREEMENTS:

       Executive agrees to be bound by the terms of the Non-Competition and Confidentiality Agreement attached as Appendix B, which is hereby incorporated by reference.

o      FRINGE BENEFITS AND EMPLOYEE BENEFITS:

       Customary fringe benefit plans and entitlements as currently provided by the Company to its senior executives.

o      COUNTERPARTS AND ADDITIONAL DOCUMENTATION:

       This Memorandum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.





                                             NEBRASKA BOOK COMPANY, INC.


                                             By______________________________
                                             Its:  Chairman



                                             EXECUTIVE


                                             --------------------------------
                                             Barry S. Major

                                                                     Appendix A

                             SECURED PROMISSORY NOTE


$225,000                                                     January ____, 1999


        FOR VALUE RECEIVED, the undersigned, Barry S. Major, (the "Borrower"), hereby promises to pay to NBC Acquisition Corp., a Delaware corporation (the "Payee"), the principal sum of Two Hundred Twenty-Five Thousand Dollars ($225,000), together with interest on the unpaid balance of such principal amount from the date hereof at a rate of interest equal to 5.25% per annum payable on or before January ___, 2009. Payment of interest shall commence on December 31, 1999 and shall be payable thereafter annually on December 31 of each year.

        Payments of principal and interest on this Note shall be paid to the Payee at its principal office in Lincoln, Nebraska (or where otherwise specified by the Payee), by certified or official bank check or personal check (subject to collection) payable to the Payee . If the date set for any payment of principal or interest on this Note is a Saturday, Sunday or legal holiday, such payment shall be due on the next succeeding business day.

        As of the date hereof, the Borrower has purchased from Payee 4,765 shares of its common stock, $0.01 par value per share, $225,000 of which was paid in the form of this Note. This Note shall be secured by a pledge of the Collateral (as defined in the Pledge and Security Agreement (as defined below) ) by the Borrower to Payee as provided in that certain Pledge and Security Agreement (the "Security Agreement"), dated as of the date hereof, between the Payee and the Borrower.

        In the event that the Borrower fails to make complete payment of accrued principal or interest when due under this Note, the Payee may accelerate this Note and may, by written notice to the Borrower, declare the entire unpaid principal amount and all such accrued and unpaid interest therein to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; provided, however, the Payee shall only have recourse against the Borrower for payment of One Hundred Thousand Dollars ($100,000) of the principal owing under this Note.

        In case this Note shall become mutilated, defaced or apparently destroyed, lost or stolen, upon the written request of the Payee, the Borrower shall issue and execute a new Note in exchange and substitution for the mutilated or defaced Note or in lieu of and substitution for the Note so apparently destroyed, lost or stolen. Thereafter, no amount shall be due and payable or owing under the mutilated, defaced or apparently destroyed, lost or stolen Note.

        This Note may be prepaid in whole or in part (principal amount to be prepaid, plus accrued interest thereon through date of prepayment) at any time without penalty.

        This Note may be assigned by the Payee to any of his affiliates, members of his immediate family or trusts, partnerships or limited liability companies established for their benefit.

        The provisions of this Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of law rules thereof.

        IN WITNESS WHEREOF, this Note has been duly executed and delivered by Borrower on the date first above written.



                                            BORROWER



                                            ---------------------------------
                                            Barry S. Major

                          PLEDGE AND SECURITY AGREEMENT


        SECURITY AGREEMENT (the "Agreement"), dated as of January ____, 1999, among NBC Acquisition Corp., a Delaware corporation (the "Pledgee"), and Barry
S. Major (the "Pledgor").

        WHEREAS, the Pledgee and the Pledgor are parties to a Memorandum of Understanding (the "Memorandum") dated as of December ___, 1998, pursuant to which the Pledgor is purchasing from the Pledgee 4,765 shares of its common stock, $.01 par value per share (the "Stock"), for aggregate consideration of $250,000, of which $225,000 was paid in the form of a Secured Promissory Note (the "Note") of even date herewith;

        NOW,  THERFORE,   in  consideration  of  the  foregoing  and  of  mutual
undertakings set forth in this Agreement, the Pledgee and the Pledgor agree as follows:

       1. As collateral security for the full and timely payment, performance and observance of all indebtedness (the "Indebtedness") of the Pledgor to the Pledgee or any transferee under the Note, the Pledgor shall grant and hereby grants to the Pledgee a perfected first security interest in all of the Pledgor's right, title and interest in the Stock (the "Collateral").

       2. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, including with respect to any maturities, calls, conversations, exchanges, redemptions, offers, tenders or similar matters relating to any of the Collateral.

       3. This security interest shall continue until the Note has been paid in full. Upon payment in full of the Note, the Pledgee shall promptly return to the Pledgor all of the Collateral.

       4. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments and instruments, as the Pledgee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Pledgee its rights and remedies hereunder, including, without limitation, the execution of UCC-1 Financing Statements to perfect the Pledgee's security interest in the Collateral.


       5. Any notice or demand upon the Pledgor shall be deemed to have been sufficiently given for all purposes thereof if mailed, postage prepaid, by registered or certified mail, return receipt requested, or delivered, to the Pledgor at 13411 Cedar Street, Omaha, Nebraska 68144 or such other address as the Pledgor may therefore have designated in writing and given in like manner to the Pledgee.

        6. This Agreement and the rights and obligations of the Pledgee and the Pledgor hereunder shall be construed in accordance with and governed by the laws of the State of New York, cannot be changed orally and shall bind and inure into the benefit of the Pledgor and the Pledgee and their respective successors and assigns, and all subsequent holders of the Indebtedness.

       7. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

        IN WITNESSES WHEREOF, the Pledgor and the Pledgee have duly executed this Agreement as of the day and year first above written.



                         Pledgee: NBC ACQUISITION CORP.


                            By:  _________________________________________
                            Its:         Chairman



                            Pledgor:


                            ---------------------------------------------
                            Barry S. Major

                                                               Appendix B


                  Non-Competition and Confidentiality Agreement


Capitalized terms used herein without definition shall have the respective meanings specified in the Memorandum of Understanding dated as of December ____, 1998 between Nebraska Book Company, Inc., and Barry S. Major (the "Memorandum of Understanding").

        I. Executive acknowledges that (i) the principal business of the Company is the wholesale distribution of used college textbooks and the ownership (or management) of college bookstores (the "Company Business"); (ii) he is one of the limited number of persons who will develop such business; (iii) the business of the Company is national and international in scope; and (iv) his work for the Company will bring him into close contact with confidential information not readily available to the public. Executive covenants and agrees that:

               A. Non-Competition. During the term of Executive's employment by the Company or any of its affiliates and for a period of three years following the termination (whether for cause or otherwise) of Executive's employment with the Company and all of its affiliates (the "Restricted Period"), Executive shall not in the United States of America or in any foreign country, directly or indirectly, (i) engage in the Company Business for his own account; (ii) enter the employ of, or render any services to, any person engaged in such activities; or (iii) become interested in any person engaged in the Company Business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, employee, trustee, consultant or in any other relationship or capacity; provided, however, that Executive may work for or own a college bookstore, if the annual sales of the company that owns such bookstore do not exceed $10,000,000, and Executive may own, directly or indirectly, solely as an investment, securities of any person which are traded on any national securities exchange if Executive (a) is not a controlling person of, or a member of a group which controls, such person and (b) does not, directly or indirectly, own 1% or more of any class of securities of such person.

               B. Confidential Information. During the term of Executive's employment by the Company or any of its affiliates and during the Restricted Period, Executive shall keep secret and retain in strictest confidence, and shall not use for the benefit of himself or others except in connection with the business and affairs of the Company, all confidential matters of the Company and its affiliates, including, without limitation, trade "know-how," secrets, consultant contracts, customer lists, subscription lists, details of consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans, new personnel acquisition plans, methods of manufacture, technical processes, designs and design projects, inventions and research projects and other business affairs of the Company and its affiliates learned by Executive heretofore or hereafter, and shall not disclose them to anyone outside of the Company and its affiliates, either during or after employment by the Company or any of its affiliates, except (i) as required in the course of performing duties hereunder,
(ii) with the Company's express written consent, (iii) if such information is or becomes generally known by the public other than as a result of a breach hereof or of a similar Non-Competition and Confidentiality Agreement, or (iv) as required by law or judicial or administrative process.

               C. Property of the Company. All memoranda, notes, lists, records and other documents (and all copies thereof) made or compiled by Executive or made available to Executive concerning the business of the Company or any of its affiliates shall be the Company's property and shall be delivered to the Company promptly upon the termination of Executive's employment with the Company or any of its affiliates or at any other time on request.

               D. Employees of the Company. During the Restricted Period, Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company or any of its affiliates, any employee of the Company or its affiliates or hire any such employee who has left the employment of the Company or any of its affiliates within one year of the termination of such employee's employment with the Company and all of its affiliates.

               E. Consultants of the Company. During the Restricted Period, Executive shall not, directly or indirectly, hire, solicit or encourage to cease to work with the Company or any of its affiliates any consultant who provides consulting services material to the operation of the Company Business, then under contract with the Company or any of its affiliates.


       II. Rights and Remedies Upon Breach. If Executive breaches, or threatens to commit a breach of, any of the provisions of Paragraph I (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

               A. Specific Performance. The right and remedy to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

               B. Accounting. The right and remedy to require Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

               C. Discontinuance of Payment. The right and remedy to discontinue the payment of any amounts owing under the Memorandum of Understanding.


      III. Severability of Covenants. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.


       IV. Blue-Pencilling. If any court construes any of the Restrictive Covenants, or any part thereof, to be unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.


                                      -2-